                                           NEUBERGER BERMAN







Neuberger Berman
EQUITY SERIES-Registered Trademark-
-----------------------------------------------------------

Genesis Institutional        ANNUAL REPORT
                             AUGUST 31, 2000

TABLE OF CONTENTS


    THE FUND

    CHAIRMAN'S LETTER        A-4

    PORTFOLIO COMMENTARY     A-5

    GROWTH OF A DOLLAR
    CHART                    A-9
      COMPARISON OF A
      $10,000 INVESTMENT

    FINANCIAL STATEMENTS     B-1

    FINANCIAL HIGHLIGHTS     B-7
      PER SHARE DATA

    REPORT OF INDEPENDENT
    AUDITORS                 B-9

    THE PORTFOLIO

    SCHEDULE OF INVESTMENTS  C-1
      TOP TEN EQUITY
      HOLDINGS

    FINANCIAL STATEMENTS     C-6

    FINANCIAL HIGHLIGHTS    C-13

    REPORT OF INDEPENDENT
    AUDITORS                C-14

    DIRECTORY                D-1

    OFFICERS AND TRUSTEES    D-2

The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund name in this report are either service marks or registered trademarks of Neuberger Berman Management Inc. -C-2000 Neuberger Berman Management Inc.

CHAIRMAN'S LETTER                                               October 20, 2000

Dear Shareholder,
  In recent years many growth stocks have excelled while value stocks have languished. Some market observers declared value investing dead. We disagreed, praising the long-term benefits of style diversification.
  As measured by the growth and value stock benchmarks, growth stock investing continued to be the most productive style in our fiscal year 2000. But, value stocks came back to life, and Neuberger Berman value-oriented funds, including Genesis Institutional, delivered attractive returns. Going forward, we can't predict which investment style will provide the most generous short- to intermediate-term returns. Over the longer term, however, we believe style diversification will work to shareholders' advantage.
  We have witnessed a similar pattern in the relative performance of stocks in different capitalization sectors. In recent years, large-cap stocks materially outperformed small and mid-cap stocks.(1) In fiscal 2000, small-and mid-cap stocks generally excelled. We don't know which market capitalization sectors will be the best relative performers in the year ahead, but again, we believe diversification is advantageous over the long haul.
  Diversification and patience -- the twin foundations of a prudent long-term investment strategy -- paid off handsomely in fiscal 2000. We believe they will continue to benefit shareholders in the years ahead.
  In closing, it is with great sadness that we report the recent passing of John
T. Patterson, Jr. John served as a Trustee of our equity funds since 1992. He was widely respected for his intelligence and caring nature, a gracious man whose pleasant vitality was a continuous inspiration. We will miss him deeply.

Sincerely,

/s/Peter Sundman

Peter Sundman
Chairman of the Board
Neuberger Berman Equity Series

(1)Mid-cap stocks, as represented by the Russell Midcap Index, returned 28.83% for the fiscal year ending August 31, 2000. Small-cap stocks, as represented by the Russell 2000 Index, returned 27.15%. Large-cap stocks, as represented by the Russell 1000 Index, returned 20.14%. In the previous three fiscal years ending August 31, the Russell 1000 had outperformed both the Russell Midcap Index and the Russell 2000 Index.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional
  For the six and twelve month periods concluding August 31, 2000, Genesis Institutional gained 17.97% and 26.22% respectively, compared to the Russell 2000's drop of 6.38% and gain of 27.15% over the same time periods (see page A-9 for comparison of a $10,000 investment and average annual total returns as of August 31, 2000).*
  Small-cap value stocks delivered solid returns in fiscal 2000. The Spring 2000 collapse of red-hot small-cap growth stocks with "more sizzle than substance" (particularly in the Internet sector) appeared to give investors a renewed appreciation of the fundamental merits of small-cap value stocks. Even after this year's good performance, we believe small-cap value stocks remain attractively valued. We think earnings prospects look good and valuations are still modest compared to other equity asset classes. Value has continued to be brought to fruition by corporate acquirers targeting bargains in the small-cap value sector. Importantly, the outflow of capital from small-cap value mutual funds appears to be abating, or perhaps even turning positive. This may provide additional momentum for small-cap value stocks going forward.
  Our technology stock investments made the greatest performance contribution in fiscal 2000. As a result of our value discipline, we were materially under-weighted, relative to our benchmark, in technology stocks throughout the year. However, our holdings produced returns exceeding 70%, which is why the technology sector was such a positive contributor. Some of our biggest winners were somewhat mundane technology companies with small divisions in more glamorous tech niches. For example, Methode Electronics, which is primarily an auto electronics systems company, soared when it began talking about spinning off its much smaller, but more exciting bandwidth enhancing optical electronic components division. We exited our Methode position with a big gain. Over the course of fiscal 2000, we booked profits in tech holdings that moved out of our value range. We redirected some of our profits to technology stock opportunities that seemed to us more

----------------------------------------------------------------------
          Genesis Institutional (Cont'd)
reasonably priced and took some money off the tech table to deploy in other sectors. We will continue to invest in technology stocks on our own value terms.
  Our energy investments also produced excellent gains. We were materially over-weighted in this sector, with a bias toward oil services companies and drillers, the leading performers in the energy group. We have taken some profits, but are still committed to the energy sector. Inventories remain tight and capacity is constrained. We believe the fundamental prospects for our energy investments remain attractive, even if oil prices decline modestly from their current highs.
  The portfolio also benefited from the takeover of two portfolio holdings, Cordant Technology and Central Newspapers. The former soared after the deal announcement and the latter doubled after putting itself up for sale. We expect more of the bargains in the portfolio to attract corporate suitors in the years ahead.
  Although our capital goods holdings posted a modest gain for the year -- every sector represented in the portfolio finished in positive performance territory -- we had some major disappointments in this sector. Five of the stocks on our Worst 10 Performance List, AAR Corp, Wallace Computer Services, Kaydon Corp., Aviall Inc., and Dionex Corp., are in the capital goods category. Each declined as a result of company specific earnings problems. Our inclination is to be patient with these investments that we believe can get back on the earnings track.
  Returns from our financial services investments were not as lofty as the gains in our technology and energy holdings, but we believe we have identified some excellent bargains. Let us give you an example. Mutual Risk provides administrative and claims handling services to companies that insure themselves. Mutual Risk's revenue and earnings growth has been tempered by declining prices for property and casualty and workman's compensation insurance. Cutthroat competition in the insurance industry has abated, however, and insurance rates are now on the rise. This should materially increase the number of companies

----------------------------------------------------------------------
          Genesis Institutional (Cont'd)
choosing the self-insurance option, and therefore, the demand for Mutual Risk's services. We see Mutual Risk's earnings beginning to accelerate in the next two or three quarters and believe the company can grow earnings at 20% or better annually over the next several years. At the close of this reporting period, Mutual Risk stock was trading at 14 times our 2001 earnings estimate. Of course, Mutual Risk may not live up to our earnings and stock appreciation expectations and should not be considered a recommendation. However, we think the stock is an excellent addition to the Genesis Portfolio.
  In closing, we are delighted by the rebound in the small-cap value sector and pleased that the fund performed as it did. Looking ahead, we believe we will continue to enjoy a fertile environment for our value-oriented discipline.

Sincerely,

/s/ Judith Vale      /s/ Robert D'Alelio

Judith Vale and Robert D'Alelio
Portfolio Co-Managers

*For index definitions, refer to page A-8, titled "Glossary of Indices." The
 Portfolio invests in many securities not included in the indices listed.

 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

 Past performance is no guarantee of future results. Shares when redeemed may be worth more or less than original cost.

GLOSSARY OF INDICES

S&P 500 INDEX:                             The S&P 500 Index is widely regarded
                                           as the standard for measuring
                                           large-cap U.S. stock markets
                                           performance and includes a
                                           representative sample of leading
                                           companies in leading industries.
RUSSELL 1000-REGISTERED TRADEMARK- INDEX:  Measures the performance of the 1,000 largest companies in the Russell
                                           3000-Registered Trademark- Index
                                           (which measures the performance of
                                           the 3,000 largest U.S. companies
                                           based on total market
                                           capitalization). The Russell 1000
                                           Index represents approximately 92% of
                                           the total market capitalization of
                                           the Russell 3000 Index.
RUSSELL 1000-REGISTERED TRADEMARK- VALUE   Measures the performance of those
INDEX:                                     Russell 1000 companies with lower
                                           price-to-book ratios and lower
                                           forecasted growth values.
RUSSELL 1000-REGISTERED TRADEMARK- GROWTH  Measures the performance of the
INDEX:                                     Russell 1000-Registered Trademark-
                                           companies with higher price-to-book
                                           ratios and higher forecasted growth
                                           values.
RUSSELL 2000-REGISTERED TRADEMARK- INDEX:  An unmanaged index consisting of securities of the 2,000 issuers
                                           having the smallest capitalization in
                                           the Russell 3000-Registered
                                           Trademark- Index, representing
                                           approximately 8% of the Russell 3000
                                           total market capitalization. The
                                           smallest company's market
                                           capitalization is roughly $178
                                           million.
RUSSELL 2000-REGISTERED TRADEMARK- GROWTH  Measures the performance of those
INDEX:                                     Russell 2000-Registered Trademark-
                                           Index companies with higher price-
                                           to-book ratios and higher forecasted
                                           growth values.
RUSSELL 2000-REGISTERED TRADEMARK- VALUE   Measures the performance of those
INDEX:                                     Russell 2000-Registered Trademark-
                                           Index companies with lower price-to-
                                           book ratios and lower forecasted
                                           growth values.
EAFE-REGISTERED TRADEMARK- INDEX:          Also known as the Morgan Stanley
                                           Capital International Europe,
                                           Australasia, Far East Index. An
                                           unmanaged index of over 1,000 foreign
                                           stock prices. The index is translated
                                           into U.S. dollars and includes
                                           reinvestment of all dividends and
                                           capital gain distributions.
RUSSELL MIDCAP-REGISTERED TRADEMARK-       An unmanaged index that measures the
GROWTH INDEX:                              performance of those Russell Midcap-
                                           Trademark- Index (the 800 smallest
                                           companies in the Russell 1000 Index)
                                           companies with higher price-to-book
                                           ratios and higher forecasted growth
                                           values.
RUSSELL MIDCAP-REGISTERED TRADEMARK- VALUE An unmanaged index that measures the
INDEX:                                     performance of those Russell Midcap-
                                           Trademark- Index (the 800 smallest
                                           companies in the Russell 1000 Index)
                                           companies with lower price-to-book
                                           ratios and lower forecasted growth
                                           values.

Please note that indices do not take into account any fees and expenses of the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolios may invest in many securities not included in the above-described indices.

COMPARISON OF A $10,000 INVESTMENT
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Genesis Institutional

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL RETURN(1)
                                          1        5     10 YEAR
                                        YEAR     YEAR
GENESIS
INSTITUTIONAL(2)                       +26.22%  +16.44%  +16.84%
RUSSELL 2000-registered trademark-(2)  +27.15%  +13.46%  +16.20%

      GENESIS INSTITUTIONAL  RUSSELL 2000
1990         $10,000           $10,000
1991                $13,536       $13,125
1992                $14,226       $14,083
1993                $17,670       $18,664
1994                $18,512       $19,759
1995                $22,157       $23,875
1996                $26,881       $26,459
1997                $38,794       $34,120
1998                $31,492       $27,502
1999                $37,569       $35,301
2000                $47,421       $44,887

   The performance information for Neuberger Berman Genesis Institutional is as of August 31, 2000. Neuberger Berman Genesis Institutional started operating on July 1, 1999. It has identical investment objectives and policies, and invests in the same Portfolio as Neuberger Berman Genesis Fund ("Sister Fund"), which is also managed by Neuberger Berman Management Inc. ("Management"). The performance information shown in the above chart for the period before July 1, 1999, is for the Sister Fund. Management voluntarily bears certain operating expenses that exceed, in the aggregate, 0.85% of average daily net assets per annum of Genesis Institutional. Absent such arrangement, the average annual total returns of Genesis Institutional would have been less.
1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in Genesis Institutional and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.
2. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 8% of the Russell 2000 total market capitalization. The smallest company's market capitalization is roughly $178 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.
THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional

                                                     August 31,
(000'S OMITTED EXCEPT PER SHARE AMOUNT)                 2000
                                                    -------------
ASSETS
      Investment in Portfolio, at value (Note A)    $    233,251
                                                    -------------
LIABILITIES
      Payable for Trust shares redeemed                    1,101
      Payable to administrator -- net (Note B)                20
      Accrued expenses                                        19
                                                    -------------
                                                           1,140
                                                    -------------
NET ASSETS at value                                 $    232,111
                                                    -------------

NET ASSETS consist of:
      Par value                                     $          9
      Paid-in capital in excess of par value             191,526
      Accumulated undistributed net investment
        income                                               315
      Accumulated net realized gains on investment        19,589
      Net unrealized appreciation in value of
        investment                                        20,672
                                                    -------------
NET ASSETS at value                                 $    232,111
                                                    -------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                        9,134
                                                    -------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $25.41
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional

                                                       For the
                                                     Year Ended
                                                     August 31,
(000'S OMITTED)                                         2000
                                                     -----------
INVESTMENT INCOME
    Investment income from Portfolio (Note A)        $    2,547
                                                     -----------
    Expenses:
      Administration fee (Note B)                           322
      Registration and filing fees                           94
      Legal fees                                             11
      Shareholder reports                                    10
      Custodian fees                                         10
      Auditing fees                                           8
      Shareholder servicing agent fees                        5
      Trustees' fees and expenses                             3
      Miscellaneous                                           5
      Expenses from Portfolio (Notes A & B)               1,622
                                                     -----------
        Total expenses                                    2,090
      Expenses reimbursed by administrator and
        reduced by custodian fee expense offset
        arrangement (Note B)                               (264)
                                                     -----------
        Total net expenses                                1,826
                                                     -----------
        Net investment income                               721
                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS FROM
  PORTFOLIO (NOTE A)
    Net realized gain on investment securities           19,687
    Change in net unrealized appreciation
      (depreciation) of investment securities            29,379
                                                     -----------
        Net gain on investments from Portfolio
          (Note A)                                       49,066
                                                     -----------
        Net increase in net assets resulting from
          operations                                 $   49,787
                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Institutional

                                                           Period from
                                                          July 1, 1999
                                              Year        (Commencement
                                             Ended      of Operations) to
                                           August 31,      August 31,
(000'S OMITTED)                               2000            1999
                                          -------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $       721      $       190
    Net realized gain on investments
      from Portfolio (Note A)                  19,687              454
    Change in net unrealized
      appreciation (depreciation) of
      investments from Portfolio
      (Note A)                                 29,379           (8,707)
                                          -------------------------------
    Net increase (decrease) in net
      assets resulting from operations         49,787           (8,063)
                                          -------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                        (420)              --
    Net realized gain on investments           (1,154)              --
                                          -------------------------------
    Total distributions to shareholders        (1,574)              --
                                          -------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  23,464          241,112
    Proceeds from reinvestment of
      dividends and distributions               1,574               --
    Payments for shares redeemed              (65,364)          (8,825)
                                          -------------------------------
    Net increase (decrease) from Trust
      share transactions                      (40,326)         232,287
                                          -------------------------------
NET INCREASE IN NET ASSETS                      7,887          224,224
NET ASSETS:
    Beginning of year                         224,224               --
                                          -------------------------------
    End of year                           $   232,111      $   224,224
                                          -------------------------------
    Accumulated undistributed net
      investment income at end of year    $       315      $       190
                                          -------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        1,077           11,479
    Issued on reinvestment of dividends
      and distributions                            78               --
    Redeemed                                   (3,079)            (421)
                                          -------------------------------
    Net increase (decrease) in shares
      outstanding                              (1,924)          11,058
                                          -------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Series

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Genesis Institutional (the "Fund") is a separate operating series of Neuberger Berman Equity Series (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated September 22, 1998. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund had no operations until July 1, 1999, other than matters relating to its organization and registration as a diversified, open-end management investment company under the 1940 Act, and registration of its shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
      The Fund seeks to achieve its investment objective by investing all of its net investable assets in the Neuberger Berman Genesis Portfolio of Equity Managers Trust (the "Portfolio") having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (12.60% at August 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.
2) PORTFOLIO VALUATION: The Fund records its investment in the Portfolio at value. Investment securities held by the Portfolio are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) TAXES: The Fund is treated as a separate entity for U.S. Federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.
      The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) EXPENSE ALLOCATION: The Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more funds are allocated in proportion to the net assets of such funds, except where a more appropriate allocation of expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.
6) OTHER: All net investment income and realized and unrealized capital gains and losses of the Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   The Fund retains Neuberger Berman Management Inc. ("Management") as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.15% of the Fund's average daily net assets. The Fund indirectly pays for investment management services through its investment in the Portfolio (see Note B of Notes to Financial Statements of the Portfolio).
   Management has contractually undertaken to reimburse the Fund through December 31, 2002, for its operating expenses plus its pro rata portion of the Portfolio's operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, and extraordinary expenses) which exceed, in the aggregate, 0.85% per annum of the Fund's average daily net assets. For the year ended August 31, 2000, such excess expenses amounted to $263,954.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

   The Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of the Fund.
   The Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Expenses from Portfolio, was a reduction of $354.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the year ended August 31, 2000, additions and reductions in the Fund's investment in the Portfolio amounted to $20,152,000 and $60,898,000, respectively.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Institutional(1)
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                             Period from
                                             Year Ended    July 1, 1999(2)
                                             August 31,     to August 31,
                                                2000            1999
                                             -----------------------------
Net Asset Value, Beginning of Year             $20.28           $21.01
                                             -----------------------------
Income From Investment Operations
    Net Investment Income                         .08              .02
    Net Gains or Losses on Securities
     (both realized and unrealized)              5.20             (.75)
                                             -----------------------------
      Total From Investment Operations           5.28             (.73)
                                             -----------------------------
Less Distributions
    Dividends (from net investment
     income)                                     (.04)              --
    Distributions (from net capital
     gains)                                      (.11)              --
                                             -----------------------------
      Total Distributions                        (.15)              --
                                             -----------------------------
Net Asset Value, End of Year                   $25.41           $20.28
                                             -----------------------------
Total Return(3)                                +26.22%           -3.47%(4)
                                             -----------------------------
Ratios/Supplemental Data
    Net Assets, End of Year (in
     millions)                                 $232.1           $224.2
                                             -----------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                .85%             .85%(6)
                                             -----------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                    .85%             .85%(6)
                                             -----------------------------
    Ratio of Net Investment Income to
     Average Net Assets                           .34%             .48%(6)
                                             -----------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Genesis Institutional
1) The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses.
2) The date investment operations commenced.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.
4) Not annualized.
5) The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                 Period from
                                                 Year Ended    July 1, 1999 to
                                                 August 31,      August 31,
                                                    2000            1999
------------------------------------------------------------------------------
Net Expenses                                          .97%              1.15%
                                                 -----------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Neuberger Berman Equity Series and
Shareholders of Genesis Institutional

   We have audited the accompanying statement of assets and liabilities of Genesis Institutional, the only series constituting the Neuberger Berman Equity Series (the "Trust"), as of August 31, 2000, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Genesis Institutional of Neuberger Berman Equity Series at August 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 2, 2000

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ----------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  National-Oilwell                                2.7%
 2.  Zebra Technologies                              2.5%
 3.  Dallas Semiconductor                            2.4%
 4.  Newport News Shipbuilding                       2.4%
 5.  Alliant Techsystems                             2.2%
 6.  AptarGroup Inc.                                 2.2%
 7.  Mutual Risk Management                          2.1%
 8.  Fair, Isaac & Co.                               2.1%
 9.  Trigon Healthcare                               2.0%
10.  United Stationers                               1.7%

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
COMMON STOCKS (94.7%)
AEROSPACE (1.9%)
       1,427,050       AAR Corp.                          $   16,054(2)
         754,100       Aviall Inc.                             4,525(2)(3)
         248,750       Ducommun Inc.                           3,607(3)
         329,700       Moog, Inc. Class A                     10,715(3)
                                                          ----------
                                                              34,901
                                                          ----------
AUTOMOTIVE (0.8%)
         674,100       Donaldson Co.                          14,240
                                                          ----------
BANKING & FINANCIAL (8.2%)
       1,347,400       Banknorth Group                        22,064
         745,600       Cullen/Frost Bankers                   23,114
         100,000       Haven Bancorp                           2,662
         331,400       Highland Bancorp                        8,368(2)
         178,199       Hudson United Bancorp                   4,488
          28,200       M&T Bank                               13,668
         195,800       MBIA, Inc.                             12,874
         532,100       OceanFirst Financial                   10,975
         125,000       Queens County Bancorp                   3,297
         130,000       Richmond County Financial               2,616
       1,031,975       Sterling Bancshares                    14,625

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         317,350       Texas Regional Bancshares          $    8,092
       1,014,100       Webster Financial                      25,004
                                                          ----------
                                                             151,847
                                                          ----------
BUILDING, CONSTRUCTION & FURNISHING
(0.9%)
         238,300       Lincoln Electric Holdings               3,485
         298,500       Simpson Manufacturing                  14,030(3)
                                                          ----------
                                                              17,515
                                                          ----------
BUSINESS SERVICES (0.1%)
         789,400       SOS Staffing Services                   2,171(2)(3)
                                                          ----------
CONSUMER CYCLICALS (0.4%)
         226,300       Valassis Communications                 6,534(3)
                                                          ----------
CONSUMER PRODUCTS & SERVICES (5.3%)
         854,700       Alberto-Culver Class A                 20,513
         560,238       Block Drug                             22,690
       1,353,200       Church & Dwight                        24,273
         396,000       Matthews International                 11,484
       1,105,200       Ruddick Corp.                          13,539
         475,500       The First Years                         5,230
                                                          ----------
                                                              97,729
                                                          ----------
DEFENSE (5.6%)
         532,800       Alliant Techsystems                    41,059(2)(3)
       1,062,700       Newport News Shipbuilding              45,165
         729,300       Primex Technologies                    17,685(2)
                                                          ----------
                                                             103,909
                                                          ----------
ELECTRONICS (4.2%)
         334,100       Benchmark Electronics                  17,394(3)
       1,092,000       Dallas Semiconductor                   45,181

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         151,800       SCI Systems                        $    9,374(3)
          49,600       Technitrol, Inc.                        6,324
                                                          ----------
                                                              78,273
                                                          ----------
ENERGY (3.7%)
         677,300       Cabot Oil & Gas                        13,546
         655,200       Cross Timbers Oil                      17,322
         808,290       Swift Energy                           23,390(3)
         894,500       Unit Corp.                             13,976(3)
                                                          ----------
                                                              68,234
                                                          ----------
FINANCIAL TECHNOLOGY (2.4%)
         839,500       Fair, Isaac & Co.                      38,565(2)
         123,900       Investment Technology Group             5,947(3)
                                                          ----------
                                                              44,512
                                                          ----------
HEALTH CARE (9.9%)
         148,000       Acuson Corp.                            2,128(3)
         303,700       Charles River Laboratories
                        International                          8,333(3)
         286,500       Datascope Corp.                        10,099
         669,300       DENTSPLY International                 22,338
       1,105,800       Haemonetics Corp.                      27,852(3)
       1,191,100       Mentor Corp.                           25,236(2)
       1,138,800       Patterson Dental                       27,047(3)
         198,700       STAAR Surgical                          3,316(3)
         714,000       Trigon Healthcare                      36,860(3)
         280,600       Universal Health Services
                        Class B                               19,852(3)
                                                          ----------
                                                             183,061
                                                          ----------
INDUSTRIAL & COMMERCIAL PRODUCTS (7.4%)
         615,500       Brady Corp.                            17,811
         733,700       Dionex Corp.                           21,644(3)
         689,600       IDEX Corp.                             20,947
       1,247,600       Kaydon Corp.                           27,525
         645,800       Roper Industries                       20,908
       2,135,300       Wallace Computer Services              24,823(2)
         207,650       Woodhead Industries                     4,101
                                                          ----------
                                                             137,759
                                                          ----------

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
INSURANCE (8.5%)
         949,200       Annuity and Life Re                $   24,916
         514,200       Brown & Brown                          13,723
         652,800       FBL Financial Group                     9,629
         698,600       HCC Insurance Holdings                 14,758
       1,822,500       Mutual Risk Management                 38,728
         579,500       PartnerRe Ltd.                         24,303
         891,500       Scottish Annuity & Life
                        Holdings                               8,135(2)
         878,600       W. R. Berkley                          23,283
                                                          ----------
                                                             157,475
                                                          ----------
INTERMEDIATES (0.8%)
         612,900       Delta & Pine Land                      14,978
                                                          ----------
LODGING (0.2%)
         441,700       Prime Hospitality                       4,583(3)
                                                          ----------
MACHINERY & EQUIPMENT (0.5%)
         612,120       Gardner Denver Machinery                8,914(3)
                                                          ----------
OFFICE EQUIPMENT (1.7%)
         977,800       United Stationers                      31,717(3)
                                                          ----------
OIL SERVICES (9.4%)
         302,700       Cal Dive International                 17,405(3)
         651,600       Friede Goldman Halter                   3,665(3)
         978,800       Global Industries                      12,174(3)
         320,400       Nabors Industries                      15,239(3)
       1,467,278       National-Oilwell                       50,896(3)
         798,400       Oceaneering International              13,922(3)
         781,600       Offshore Logistics                     13,580(3)
         767,300       Pride International                    18,895(3)
          33,500       Smith International                     2,663(3)
         345,600       UTI Energy                             12,874(3)
         631,000       Varco International                    12,739(3)
                                                          ----------
                                                             174,052
                                                          ----------
PACKING & CONTAINERS (2.2%)
       1,723,900       AptarGroup Inc.                        40,188
                                                          ----------

                                                                 August 31, 2000
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
PUBLISHING & BROADCASTING (1.0%)
         258,300       Houghton Mifflin                   $   12,705
         232,900       Meredith Corp.                          6,361
                                                          ----------
                                                              19,066
                                                          ----------
RESTAURANTS (1.1%)
         650,050       Brinker International                  20,639(3)
                                                          ----------
RETAILING (4.7%)
          28,224       99 Cents Only Stores                    1,268(3)
         212,800       Ann Taylor Stores                       7,661(3)
       1,299,900       Claire's Stores                        25,592
         693,900       Linens 'n Things                       18,735(3)
         181,500       Payless ShoeSource                      9,688(3)
         575,000       ShopKo Stores                           6,577(3)
         360,300       Whole Foods Market                     18,195(3)
                                                          ----------
                                                              87,716
                                                          ----------
TECHNOLOGY (11.4%)
         847,500       Analysts International                  7,045
         442,200       Black Box                              26,311(3)
         496,200       CACI International                     11,164(3)
       1,453,200       CIBER, Inc.                            14,986(3)
         807,900       Davox Corp.                            10,200(2)(3)
       1,085,500       Electronics for Imaging                28,223(3)
         565,000       InterVoice-Brite                        7,027(3)
         126,400       Jack Henry & Associates                 5,609
         238,500       Keane, Inc.                             4,129(3)
         389,000       Kronos Inc.                            14,539(3)
         625,000       META Group                              9,062(2)
         625,400       MICROS Systems                         10,984(3)
          10,800       Power Intergrations                       184(3)

                                                            Market
       Number                                              Value(1)
      of Shares                                         (000's omitted)
---------------------                                   ---------------
         289,200       SBS Technologies                   $   14,912(3)
         859,400       Zebra Technologies                     46,408(3)
                                                          ----------
                                                             210,783
                                                          ----------
TRANSPORTATION (1.8%)
         869,900       Circle International Group             31,153
         213,600       Maritrans Inc.                          1,228
                                                          ----------
                                                              32,381
                                                          ----------
UTILITIES, ELECTRIC & GAS (0.6%)
         144,900       Montana Power                           5,225
         183,500       NUI Corp.                               5,517
                                                          ----------
                                                              10,742
                                                          ----------
                       TOTAL COMMON STOCKS (COST
                        $1,439,732)                        1,753,919
                                                          ----------

      Principal
       Amount
---------------------
REPURCHASE AGREEMENTS (2.3%)
     $42,140,000       State Street Bank and Trust
                        Co. Repurchase Agreement,
                        6.58%, due 9/1/00, dated
                        8/31/00, Maturity Value
                        $42,147,702, Collateralized
                        by $42,380,000 Fannie Mae,
                        Notes, 6.40%, due 9/27/01
                        (Collateral Value
                        $43,408,944)  (COST $42,140)         42,140(4)
                                                         ----------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                                            Market
      Principal                                            Value(1)
       Amount                                           (000's omitted)
---------------------                                   ---------------
SHORT-TERM INVESTMENTS (5.2%)
     $30,000,000       Prudential Funding Corp.,
                        6.48%, due 9/5/00                 $   29,978
      30,000,000       American Express Credit Corp.,
                        6.46%, due 9/7/00                     29,968
      36,226,183       N&B Securities Lending Quality
                        Fund, LLC                             36,226
                                                          ----------
                       TOTAL SHORT-TERM INVESTMENTS
                        (COST $96,172)                        96,172(4)
                                                          ----------
                       TOTAL INVESTMENTS (102.2%)
                        (COST $1,578,044)                  1,892,231(5)
                       Liabilities, less cash,
                        receivables and other assets
                        [(2.2%)]                             (41,103)
                                                          ----------
                       TOTAL NET ASSETS (100.0%)          $1,851,128
                                                          ----------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
Neuberger Berman                                                 August 31, 2000
----------------------------------------------------------------------
          Genesis Portfolio
1) Investment securities of the Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Portfolio values all other securities by a method the trustees of Equity Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated issuer (see Note E of Notes to Financial Statements).
3) Non-income producing security.
4) At cost, which approximates market value.
5) The cost of investments for U.S. Federal income tax purposes was $1,579,972,000. At August 31, 2000, gross unrealized appreciation of investments was $420,625,000 and gross unrealized depreciation of investments was $108,366,000, resulting in net unrealized appreciation of $312,259,000, based on cost for U.S. Federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Genesis Portfolio

                                                     August 31,
(000'S OMITTED)                                         2000
                                                    -------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $  1,686,348
          Non-controlled affiliated issuers              205,883
                                                    -------------
                                                       1,892,231
      Cash                                                     1
      Receivable for securities sold                       1,994
      Dividends and interest receivable                    1,609
      Other assets                                            28
                                                    -------------
                                                       1,895,863
                                                    -------------
LIABILITIES
      Payable for collateral on securities loaned
        (Note A)                                          36,226
      Payable for securities purchased                     7,124
      Payable to investment manager (Note B)               1,088
      Accrued expenses and other payables                    297
                                                    -------------
                                                          44,735
                                                    -------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $  1,851,128
                                                    -------------

NET ASSETS consist of:
      Paid-in capital                               $  1,536,941
      Net unrealized appreciation in value of
        investment securities                            314,187
                                                    -------------
NET ASSETS                                          $  1,851,128
                                                    -------------
*Cost of investments:
Unaffiliated issuers                                $  1,343,716
Non-controlled affiliated issuers                        234,328
                                                    -------------
      Total cost of investments                     $  1,578,044
                                                    -------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Portfolio

                                                       For the
                                                        Year
                                                        Ended
                                                     August 31,
(000'S OMITTED)                                         2000
                                                     -----------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers        $   12,039
      Dividend income -- non-controlled affiliated
        issuers                                           2,354
      Interest income                                     5,017
                                                     -----------
        Total income                                     19,410
                                                     -----------
    Expenses:
      Investment management fee (Note B)                 11,889
      Custodian fees (Note B)                               320
      Auditing fees                                          41
      Trustees' fees and expenses                            25
      Insurance expense                                      21
      Legal fees                                             20
      Accounting fees                                        10
      Miscellaneous                                          33
                                                     -----------
        Total expenses                                   12,359
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (3)
                                                     -----------
        Total net expenses                               12,356
                                                     -----------
        Net investment income                             7,054
                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain on investment securities
      sold in unaffiliated issuers                      201,347
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers          (3,841)
    Change in net unrealized appreciation of
      investment securities                             173,266
                                                     -----------
        Net gain on investments                         370,772
                                                     -----------
        Net increase in net assets resulting from
          operations                                 $  377,826
                                                     -----------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Genesis Portfolio

                                                     Year
                                                    Ended
                                                  August 31,
(000'S OMITTED)                               2000          1999
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income                 $     7,054   $    18,739
    Net realized gain (loss) on
      investments                             197,506      (110,390)
    Change in net unrealized
      appreciation (depreciation) of
      investments                             173,266       413,682
                                          --------------------------
    Net increase in net assets resulting
      from operations                         377,826       322,031
                                          --------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                 242,189       528,302
    Reductions                               (519,991)     (911,584)
                                          --------------------------
    Net decrease in net assets resulting
      from transactions in
      investors' beneficial interests        (277,802)     (383,282)
                                          --------------------------
NET INCREASE (DECREASE) IN NET ASSETS         100,024       (61,251)
NET ASSETS:
    Beginning of year                       1,751,104     1,812,355
                                          --------------------------
    End of year                           $ 1,851,128   $ 1,751,104
                                          --------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                                 August 31, 2000
----------------------------------------------------------------------
          Equity Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Genesis Portfolio (the "Portfolio") is a separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Managers Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in the Portfolio and other portfolios of Managers Trust.
      The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolio's Schedule of Investments.
3) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.
4) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each portfolio of Managers Trust also intends to conduct its operations so that each of its investors will be able to qualify as a regulated investment company. Each portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax.
5) EXPENSE ALLOCATION: The Portfolio bears all costs of its operations. Expenses incurred by Managers Trust with respect to any two or more portfolios are allocated in proportion to the net assets of such portfolios, except where a more appropriate allocation of expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.
6) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of Managers Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Portfolio makes security loans. The Portfolio will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Portfolio entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolio receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolio invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Managers Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolio receives a fee, payable monthly, negotiated by the Portfolio and Morgan, based on the number and duration of the lending transactions. At August 31, 2000, the value of the securities loaned and the value of the collateral were $35,516,000 and $36,226,000, respectively.
7) REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements with institutions that the Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Portfolio to obtain those securities in the event of a default under the repurchase agreement. The Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Portfolio under each such repurchase agreement.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   The Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, the Portfolio pays Management a fee at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion.
   Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Portfolio, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Portfolio. Several individuals who are officers and/or trustees of Managers Trust are also employees of Neuberger and/or Management.

   The Portfolio has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $2,694.

NOTE C -- SECURITIES TRANSACTIONS:
   During the year ended August 31, 2000, there were purchase and sale transactions (excluding short-term securities) of $592,552,000 and $899,085,000, respectively.
   During the year ended August 31, 2000, brokerage commissions on securities transactions amounted to $1,646,000, of which Neuberger received $681,000, and other brokers received $965,000.

NOTE D -- LINE OF CREDIT:
   At August 31, 2000, the Portfolio was a holder of a single committed, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.09% (0.07% prior to October 1, 1999) per annum of the available line of credit is charged, of which the Portfolio has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Portfolio will have access to the entire $100,000,000 at any particular time. The Portfolio had no loans outstanding pursuant to this line of credit at August 31, 2000, nor had the Portfolio utilized this line of credit at any time prior to that date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                            BALANCE OF      GROSS       GROSS      BALANCE OF
                            SHARES HELD   PURCHASES     SALES      SHARES HELD      VALUE
                            AUGUST 31,       AND         AND       AUGUST 31,    AUGUST 31,
NAME OF ISSUER:                1999       ADDITIONS   REDUCTIONS      2000          2000
--------------------------------------------------------------------------------------------
AAR Corp.                    1,771,350      85,900     430,200      1,427,050    $16,054,000
Alliant Techsystems            663,200       6,000     136,400        532,800     41,059,000
Aviall Inc.**                1,219,500           0     465,400        754,100      4,525,000
Davox Corp.**                1,075,600     386,300     654,000        807,900     10,200,000
DONCASTERS PLC ADR**           478,300           0     478,300              0              0
Fair, Isaac & Co.              343,500     500,200       4,200        839,500     38,565,000
Highland Bancorp               331,400           0           0        331,400      8,368,000
Mentor Corp.                   885,300     310,800       5,000      1,191,100     25,236,000
META Group                           0     632,000       7,000        625,000      9,062,000
Primex Technologies            800,400       7,000      78,100        729,300     17,685,000
SOS Staffing Services          814,400           0      25,000        789,400      2,171,000
Scottish Annuity & Life
 Holdings                      857,900      33,600           0        891,500      8,135,000
Wallace Computer Services    1,247,400     892,100       4,200      2,135,300     24,823,000

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.
**AT AUGUST 31, 2000, THE ISSUERS OF THESE SECURITIES WERE NO LONGER AFFILIATED
  WITH THE PORTFOLIO.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                                              Year Ended August 31,
                                               2000        1999        1998        1997        1996
                                             --------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(1)                               .76%        .75%        .72%        .77%        .85%
                                             --------------------------------------------------------
  Net Expenses                                    .75%        .75%        .72%(2)      .77%(2)      .85%(2)
                                             --------------------------------------------------------
  Net Investment Income                           .43%       1.02%       1.13%        .32%        .27%
                                             --------------------------------------------------------
Portfolio Turnover Rate                            38%         33%         18%         18%         21%
                                             --------------------------------------------------------
Net Assets, End of Year (in millions)        $1,851.1    $1,751.1    $1,812.4    $1,083.7      $259.9
                                             --------------------------------------------------------

1) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                          YEAR ENDED AUGUST 31,
                                       1998        1997        1996
---------------------------------------------------------------------
Net Expenses                           .74%        .87%        .95%

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

To the Board of Trustees of
Equity Managers Trust and
Owners of Beneficial Interest of Genesis Portfolio

   We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Genesis Portfolio, one of the series constituting Equity Managers Trust (the "Trust"), as of August 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2000, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Genesis Portfolio of Equity Managers Trust at August 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 2, 2000

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Institutional Services
605 Third Avenue 2nd Floor
New York, NY 10158-0180

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

-C- 2000 Neuberger Berman Management Inc.

OFFICERS AND TRUSTEES

Peter E. Sundman
 CHAIRMAN OF THE BOARD AND TRUSTEE
Michael M. Kassen
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY

                                 Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.








                       NEUBERGER BERMAN

                                 NEUBERGER BERMAN MANAGEMENT INC.
                                 605 Third Avenue 2nd Floor
                                 New York, NY 10158-0180
                                 SHAREHOLDER SERVICES
                                 800.877.9700
                                 INSTITUTIONAL SERVICES
                                 800.366.6264
                                 WWW.NBFUNDS.COM



                                 [RECYCLING LOGO] AO585 10/00



                             Kirkpatrick & Lockhart
                         1800 Massachusetts Avenue, N.W.
                             Washington, D.C. 20036





                               October 27, 2000


VIA EDGAR
---------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

      Re:   NEUBERGER BERMAN EQUITY SERIES:
            Neuberger Berman Genesis Institutional
            1933 Act File No. 333-66137
            1940 Act File No. 811-09011
            ---------------------------

Dear Sir or Madam:

      Transmitted herewith for filing is the Annual Report to Shareholders of the above-referenced series of Neuberger Berman Equity Series for the period ended August 31, 2000. This filing is being made pursuant to Section 30(b)(2) of the Investment Company Act of 1940, as amended, and Rule 30b2-1 thereunder.

      If you should have any questions regarding this filing, please contact the undersigned at (202) 778-9223.

                                   Sincerely,

                                   /s/ Fatima Sulaiman
                                   ------------------
                                   Fatima Sulaiman

Enclosures